UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 21, 2005

MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-24412	42-1421406

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa	52401
(Address of Principal Executive Offices)	(Zip Code)

(319) 363-8249
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01 Entry into a Material Definitive Agreement.

        On July 19, 2005, the shareholders approved the entry by the Registrant into an Investment Advisory Agreement (the “MACC Agreement”) with InvestAmerica Investment Advisors, Inc. (“InvestAmerica”), a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference. The MACC Agreement is effective July 21, 2005. Information respecting the material relationships between the Registrant and InvestAmerica, and the material terms of the MACC Agreement, is incorporated by reference into this Current Report on Form 8-K from the discussion under Proposal 4 of the Registrant’s Definitive Proxy Statement filed with the Commission on June 17, 2005.

        On July 19, 2005, the shareholders also approved the entry by the Registrant’s subsidiary, MorAmerica Capital Corporation (“MorAmerica”), into an Investment Advisory Agreement (the “MorAmerica Agreement”) with InvestAmerica, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference. The MorAmerica Agreement is effective July 21, 2005. Information respecting the material relationships between MorAmerica and InvestAmerica, and the material terms of the MorAmerica Agreement, is incorporated by reference into this Current Report on Form 8-K from the discussion under Proposal 3 of the Registrant’s Definitive Proxy Statement filed with the Commission on June 17, 2005.

      Item 8.01 Other Events.

        The Registrant issued a press release on July 21, 2005 regarding its 2005 Annual Shareholders Meeting.

        A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

      Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

10.1	Investment Advisory Agreement dated July 21, 2005 between MACC Private Equities Inc. and InvestAmerica Investment Advisors, Inc.

10.2	Investment Advisory Agreement dated July 21, 2005 between MorAmerica Capital Corporation and InvestAmericaInvestment Advisors, Inc.

99.1	Press Release dated July 21, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: July 21, 2005

MACC PRIVATE EQUITIES INC. By: /s/ David R. Schroder —————————————— David R. Schroder President and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Investment Advisory Agreement dated July 21, 2005 between MACC Private Equities Inc. and InvestAmerica Investment Advisors, Inc.

10.2	Investment Advisory Agreement dated July 21, 2005 between MorAmerica Capital Corporation and InvestAmericaInvestment Advisors, Inc.

99.1	Press Release dated July 21, 2005